SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 21, 2007

NMS Communications Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation or Organization)

0-23282 04-2814586
(Commission File Number) (I.R.S. Employer Identification No.)

100 Crossing Boulevard, Framingham, Massachusetts 01702
(Address of Principal Executive Offices) (Zip Code)

(508) 271-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On December 21, 2007, NMS Communications Corporation, a Delaware corporation (“NMS”), entered into an Asset Purchase Agreement (the “Agreement”) with Verso Technologies, Inc., a Minnesota corporation (“Verso”), dated December 20, 2007, to sell NMS’s Network Infrastructure (“NI”) division to Verso (the “Transaction”).  The closing of the Transaction occurred on December 21, 2007 (the “Closing Date”).  Under the terms of the Agreement,Verso acquired the NI division and certain assets and liabilities of the NI division for consideration of $850,000 of cash and $2,500,000 of Verso common stock.  Based on the terms of the Agreement, each such share of Verso common stock was valued at $0.4652, which is the volume weighted arithmetic average of the daily closing price per share of the Verso common stock for each of the twenty (20) consecutive trading days ending (and including) the trading day that occurred one trading day prior to (and not including) the date of the Agreement.  As a result, the value of each share of Verso common stock resulted in Verso issuing to NMS 5,374,033 shares of Verso common stock on the Closing Date.  The Purchase Agreement contains customary representations, warranties, covenants and agreements of NMS and Verso.

The foregoing description of the Transaction does not purport to be a complete statement of the parties’ rights under the Agreement and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.9 and incorporated by reference herein.

On December 24, 2007, NMS issued a press release announcing the closing of the Transaction. This press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Sale of the NI Division

On December 21, 2007, NMS disposed of certain assets and liabilities related to its NI Division.  The information set forth in Item 1.01 above with respect to the Transaction is incorporated herein in its entirety.

The Company’s unaudited pro forma condensed combined financial statements giving effect to the completion of the Transaction are attached as Exhibit 99.1.

ITEM 9.01 – FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(b)     Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Financial Statements

The first paragraph of Item 1.01 above is incorporated by reference herein.

The following unaudited pro forma condensed combined balance sheet of NMS reflects the disposition of NI as if it had occurred on September 30, 2007. The accompanying unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2007 and for the years ended December 31, 2006, 2005 and 2004, reflect the disposition of the NI business as if the sale had occurred on January 1, 2004. The pro forma adjustments are based on the operations of NI during the periods presented and the impact from the sale of the NI business and other transactions associated with the disposition. These adjustments have been made to illustrate the anticipated financial effect of the sale of the NI business and are based on presently available information. Management believes that the assumptions used to derive the unaudited pro forma condensed combined financial statements are reasonable under the circumstances and given the information available. Consequently, the pro forma financial information presented is not necessarily indicative of the results that would have been reported had the transactions actually occurred on the dates specified.

The final accounting for the disposition of the NI business is still under review by management and will be finalized prior to the filing of NMS’s Annual Report on Form 10-K for the year ending December 31, 2007. Effective in the fourth quarter of 2007, NMS will classify the assets and liabilities of NI as discontinued operations and report the results of operations for NI as discontinued operations in accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The pro forma condensed combined balance sheet related to the sale of the NI business is based on the net book value of net assets sold as of September 30, 2007 pursuant to the terms of the Agreement. Accordingly, NMS’s actual recording of the disposition, including the final sale price, gains or losses, or income taxes thereon, may differ from the pro forma financial information. The pro forma financial information does not purport to indicate the future financial position or future results of NMS’s operations. The unaudited pro forma financial statements should be read in conjunction with the separate historical financial statements and footnotes of NMS included in Form 10-K for the year-ended December 31, 2006, filed with the Securities and Exchange Commission on March 16, 2007.

The following unaudited condensed combined pro forma financial statements are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2007

Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal years ended December 31, 2006, 2005 and 2004

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)	Exhibits.

2.9 *	Asset Purchase Agreement by and between NMS Communications Corp., as Seller, and Verso Technologies, Inc., as Buyer, dated as of December 20, 2007

99.1	NMS Communications Corporation Unaudited Pro Forma Condensed Combined Financial Statements

99.2	Press Release dated December 24, 2007 announcing the sale of NMS Communications Corp.’s AccessGate™ Business

The information in Exhibit 99.2 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

*Schedules (or similar attachments) to the Agreement are not filed, but NMS undertakes to furnish a supplementary copy of any schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NMS COMMUNICATIONS CORPORATION

December 28, 2007	By:	/s/ ROBERT P. SCHECHTER
Name: Robert P. Schechter
Title: President, Chief Executive
Officer and Chairman of the Board of Directors

December 28, 2007	By:	/s/ HERBERT SHUMWAY

Name: Herbert Shumway
Title: Senior Vice President of Finance
and Operations, Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.9*	Asset Purchase Agreement by and between NMS Communications Corp., as Seller, and Verso Technologies, Inc., as Buyer, dated as of December 20, 2007

99.1	NMS Communications Corporation Unaudited Pro Forma Condensed Combined Financial Statements

99.2	Press release issued by NMS Communications Corporation on December 24, 2007

*Schedules (or similar attachments) to the Agreement are not filed, but NMS undertakes to furnish a supplementary copy of any schedule or similar attachment to the Securities and Exchange Commission upon request.